VERICIMETRY FUNDS

Vericimetry U.S. Small Cap Value Fund

STATEMENT OF ADDITIONAL INFORMATION

November 25, 2011 as revised October 18, 2012

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI relates to and should be read in conjunction with the prospectus of Vericimetry U.S. Small Cap Value Fund, a series of Vericimetry Funds, dated November 25, 2011.  A copy of the prospectus may be obtained by contacting Vericimetry at P.O. Box 2175,  Milwaukee, WI 53201,  telephone 1-855-755-7550,  or by visiting the website at www.vericimetry.com.  Terms not defined in this SAI have the meaning assigned to them by the Investment Company Act of 1940, as amended.

TABLE OF CONTENTS
General Information About the Fund and Adviser	2
Investment Restrictions	2
Investment Strategies, Securities and Risks	3
Portfolio Turnover	9
Portfolio Transactions and Brokerage	9
Management of the Funds - Trustees and Officers	10
Investment Advisory and Other Service Providers	13
Description of Shares	15
Principal Holders of Shares	16
Purchasing and Redeeming Shares	16
Taxation	17
Code of Ethics	23
Proxy Voting Policies and Procedures	24
Disclosure of Portfolio Holdings	25
Financial Statements	27
Performance Data	31
Appendix – Proxy Voting Policies, Procedures and Guidelines	32

GENERAL INFORMATION ABOUT THE FUND AND ADVISER

Vericimetry Funds (the “Trust”) was organized as a Delaware statutory trust on July 2, 2011 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently offers shares of one portfolio, the U.S. Small Cap Value Fund (the “Fund”), and the offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Vericimetry Advisors LLC (the “Adviser” or “Vericimetry”) is organized as a Delaware limited liability company and serves as investment adviser to the Fund.  Under an investment advisory agreement with the Fund, the Adviser conducts the management and investment program of the Fund under the supervision of the Board of Trustees of the Trust (the “Board”).

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund.  The following investment restrictions may not be changed without approval by the vote of (i) 67% or more of the voting securities of the Fund represented at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

As a matter of fundamental policy the Fund:

(1.)  will limit its investment so that, with respect to 75% of the Fund’s total assets, the Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies), if, as a result, (i) more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer;

(2.)  may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.  This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies;

(3.)  may not issue senior securities (as defined under the 1940 Act) or borrow money, except to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

(4.)  may not make loans, except to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time), or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

(5.)  may not purchase or sell physical commodities or real estate, except to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act; and

(6.)  may not act as an underwriter of securities issued by others.

Non-Fundamental Investment Policies

The Fund has adopted as a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, that, under normal circumstances, at least 80% of the value of the Fund’s net assets, will be invested in common stock of  U.S. companies that were small cap companies at the time of purchase.  Additionally, if the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund.

The Fund may not borrow money, except that the Fund may only borrow money from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties.  The Fund does not currently intend to lend assets other than securities to other parties. This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

For purposes of the Fund’s concentration policy, the Fund may not invest 25% or more of its total assets in the securities of an investment company that invests 25% or more of its assets in the securities of one or more issuers conducting their principal business activities in the same group of industries.

For purposes of the investment limitations described above, the Adviser does not consider securities that are issued by the U.S. Government or its agencies or instrumentalities to be investments in an “industry.”  Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time that a transaction is undertaken, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

INVESTMENT STRATEGIES, SECURITIES AND RELATED RISKS

The following descriptions supplement the descriptions of the investment strategies, securities and related risks of the Fund as set forth in the Prospectus.

Principal Investment Strategies and Related Risks

Common Stocks.   Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Fund may purchase common stocks traded on registered exchanges or over-the-counter markets.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, they might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.  Creditors, debt holders and preferred stock holders have a preference over common stocks in liquidation.

Small & Microcap Company Securities. Investing in securities of small cap companies may involve greater risk and more volatility than investing in securities issued by larger, more established companies.  Smaller company stocks are often times less liquid, and can be more difficult to sell.  Typically, small cap companies have less access to liquidity and other resources, including financial and managerial resources that are necessary to overcome an unfavorable business climate or adverse economic conditions.

Issuers of microcap securities typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of microcap companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of larger capitalization companies. Also, the returns of microcap company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, microcap company stocks tend to perform poorly during times of economic stress. Relative to larger capitalization company stocks, the stocks of microcap companies are thinly traded, and purchases and sales may result in higher transactions costs.

Value Securities. Value stocks may perform differently from the market as a whole and following a value oriented investment strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies. The Fund’s strategy of investing in value stocks carries risk.  If the Adviser’s assessment of a company’s value is wrong, the Fund could suffer losses or perform poorly relative to expectations or other fund strategies.  Value securities may underperform the market or become out of favor with investors, causing prolonged periods of price devaluation relative to the securities’ underlying fundamental characteristics.

Non-Principal Investment Strategies and Related Risks

Cash Management. Although the Fund is focused primarily on making investments in equity securities, the Fund is not required to be fully invested and may maintain a portion of its total assets in cash and securities generally considered to be cash equivalents, consisting of U.S. Government securities, money market funds, short-term instruments, commercial paper and other high quality money market instruments.  The Adviser believes that a certain amount of liquidity in the Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities.

The Fund also may adopt temporary defensive positions by investing larger portions of its assets in these investments when the Adviser believes it would be appropriate to do so, such as during periods in which adverse market, economic, political or other conditions warrant. These securities typically offer less potential for gains than other types of securities, thus while the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Derivatives. A derivative is a financial instrument that has a value “derived” from the performance of an underlying asset, reference rate, or index.  Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices.  The main types of derivatives that the Fund may invest in are futures, forward contracts, options and swaps.

The Fund may use certain types of derivatives to equitize cash on a short-term basis in order to seek market exposure in a cost effective manner, particularly when large cash flows occur. In some market environments with sufficiently large amounts of cash, trading over extended periods may lead to more favorable executions and lower transaction costs. In such events, the Fund may make investments in derivatives in seeking to achieve returns on the cash similar to the broader market.

Because no derivative exactly matches the Fund’s target holdings, there will be risk that the derivatives’ returns will be different from that of the rest of the Fund’s holdings.  Other risks include that the derivatives’ return may not match the return of the underlying assets they are designed to track, and liquidity or market considerations may make exiting the derivative positions more costly or difficult.  There is also the risk that the counterparty to the derivative may not be able to meet its obligations.

The Fund may use the following types of derivatives:

Futures or Forwards Contracts; Options on Futures or Forward Contracts.  A futures or forward contract is an agreement between two parties obligating one party to buy and the other to sell an underlying asset, rate or index at a specified price on a specified date.  Futures contracts are standardized and trade on an exchange, while forward contracts are not standardized and do not trade on an exchange.  The contract may also be settled for cash based on the value of the underlying instrument.

Options.  An option is an agreement whereby for a premium or fee, one party gains the right to buy (or sell) the underlying asset from the other party at a specified price on or after a specified date.  The Fund may lose the value of the premium paid if the underlying asset does not change in price sufficiently and the Fund chooses not to exercise the option before it expires.  Options which the Fund may purchase include the following:

Options on Securities.  The Fund may buy options on individual equities as a potentially cost effective way to gain exposure to these securities and possibly acquire or dispose of the underlying securities.

Options of Security Indexes or exchange-traded funds (“ETFs”).  The Fund may buy options on equity indexes or their ETF equivalents as a potentially cost effective way to gain exposure to these indexes.

Asset Coverage for Futures, Forwards and Options Positions. The Fund is required to deposit and maintain margin with respect to its futures and options positions.  Such margin deposits will vary depending on the nature of the underlying instrument (and the related initial margin requirements), the current market value of the instrument and other positions held by the Fund.  The Fund will hold liquid assets or enter into transactions to cover the underlying obligation or set aside in a segregated account at the Fund’s custodian liquid assets, such as cash, U.S. Government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation.  Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

Swaps.  Swaps are privately negotiated arrangements whereby the two parties agree to exchange cash payments at specified dates based upon the performance of the underlying instruments.  The Fund may utilize swaps to provide a cost effective way to gain exposure to a portion of the stock market.  Swaps normally do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  Obligations under a swap agreement will be accrued daily (offset by amounts owed to the Fund) and any accrued but unpaid net amounts owed to the swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid the creation of leverage.

Securities Lending. The Fund is authorized to lend a portion of its portfolio securities (up to a maximum value of one-third of the Fund’s total asset value) for the purpose of seeking to earn additional income.  A principal risk in lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially.  In addition, the Fund may be exposed to the risk that the sale of any collateral realized will not yield proceeds sufficient to replace the loaned securities.  In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned from securities loans of this type justifies the attendant risk.

Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the “Exchange”) and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned.  Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund.  The Fund will have the right to call a loan and obtain the securities loaned at any time on five days’ notice.  While securities are on loan, the borrower will pay the Fund any income from the securities.

The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral.  Any such investment of cash collateral will subject the Fund to the related investment risks.

The Fund will have the right to regain record ownership of loaned securities in order to exercise subscription rights and rights to dividends, interest, or distributions or ownership rights such as voting rights in the case of material events affecting securities loaned.

The Fund may pay reasonable administrative and custodial fees in connection with a loan.

U.S. Government Securities. U.S. Government securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and differ only in their interest rates, maturities, and times of issuance.  Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

Foreign Securities

The Fund intends to purchase only securities that are listed on the U.S. exchanges and traded in the U.S.  However, some of these securities may also be listed and traded in foreign markets.  Issuers of some of these securities may also be headquartered or incorporated in foreign countries, and those issuers may have assets and revenues located around the world.  Accordingly, the Fund is subject to certain risks associated with investing in foreign securities, such as political instability, confiscatory actions of foreign governments and varying economic conditions.  Some of the Fund’s income and gains may be subject to foreign withholding or other taxes, reducing its income and gains available for distribution.

Short-Term Instruments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or to invest temporarily available cash.

Short-term instruments consist of the following:

(i) Short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

(ii) Other short-term debt securities rated AA or higher by Standard & Poor’s Rating Service (“S&P”) or Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Adviser.

(iii) Commercial paper.

(iv) Bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances.

(v) Repurchase Agreements.  The Fund may invest in repurchase agreements.  In a repurchase transaction, the Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor.  An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Fund’s credit requirements.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.  The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase.  Such actions afford an opportunity for a Fund to invest temporarily available cash.  Repurchase agreements with a maturity beyond seven days are subject to the Fund’s limitations on investments in illiquid securities.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement.  The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund.

(vi) Non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act.

At the time the Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s, or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

Illiquid Securities

The Fund is required to operate in accordance with the SEC staff’s current position on illiquid securities, which limits holdings in illiquid securities to 15% of the Fund’s net assets.  If this 15% threshold is exceeded, the Fund will take all appropriate measures, in as prompt a manner as is possible, to reduce its holdings in illiquid securities back down to the 15% threshold. Pursuant to Rule 144A under the 1933 Act, the Fund may purchase certain unregistered (i.e., restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is determined that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities.  While maintaining oversight, the Board has delegated the day-to-day function of making liquidity determinations to the Adviser.  For Rule 144A securities to be considered liquid there must be at least two dealers making a market in such securities.  Should the Fund purchase such securities, the Board and the Adviser will continuously monitor their liquidity.

Warrants and Rights

The Fund may invest in warrants and rights as a result of corporate action activity on common stocks.  Warrants entitle the holder to purchase equity securities from the issuer of the warrant at a specific price for a specific period of time.  Warrant prices do not necessarily move in accordance with the prices of the underlying securities.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein).  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Holders of warrants and rights receive no dividends, have no voting rights and have no rights with respect to the assets of the issuer.

Securities of Other Investment Companies

The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption.  Pursuant to Section 12(d)(1) of the 1940 Act, the Fund may invest in the securities of another investment company (the “Acquired Company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the Acquired Company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the Acquired Company and all other investment companies (other than treasury stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund.  To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.  If the Fund acquires shares in investment companies, the Fund—and thus Fund shareholders—would indirectly bear a proportionate share of any expenses of such investment companies (which may include management and advisory fees).  Such a proportionate share of underlying fund expenses would be in addition to the Fund’s expenses.

ETFs

The Fund may purchase shares of ETFs. ETFs are open-end investment companies that issue shares which may be bought and sold on a securities exchange.  ETFs typically hold portfolios of securities that seek to track particular market segments or indexes.  The Fund may purchase ETF shares to temporarily gain exposure to a portion of the market while awaiting an opportunity to purchase securities directly. The risks of investing in ETFs generally reflect the risks of owning the underlying securities the ETFs are designed to track.  However, an ETF’s limited liquidity can cause the price of its shares to be more volatile than the underlying securities, and, because ETFs charge management fees, it may be more costly to own shares of the ETF than to own the securities directly.  Investment companies that trade on exchanges are also subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which those investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.  See also “Securities of Other Investment Companies” above.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  Portfolio turnover may vary from year to year, as well as within a year.  Generally, portfolio turnover over 100% is considered high and increases these costs.  The portfolio turnover rate for the Fund is expected to be less than 50%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to purchase and sell securities for the Fund, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions.  Accordingly, Vericimetry may establish securities accounts and/or process transactions through one or more securities brokerage firms. In placing orders for portfolio securities, the Trust’s policy is that primary consideration be given to obtaining prompt and efficient execution of orders at “best execution.”  Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances; it does not necessarily mean the lowest possible commission in all circumstances.

When selecting a broker-dealer or electronic trading platform for a specific transaction, the Adviser will choose the broker-dealer that the Adviser believes to be most capable of providing the most favorable execution.  The Adviser may consider a number of factors in making these judgments, including the nature of the security being purchased or sold; the size of the transaction; broker-dealer operational capabilities and financial conditions, liquidity, accurate and consistent settlement processing and use of automation.

The Adviser will employ the broad use of electronic trading venues when appropriate, to execute orders.

To reduce or eliminate potential conflicts of interest, the Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker-dealer to execute portfolio transactions on behalf of the Fund.  In addition, the Adviser does not currently use Fund assets for, or participate in, any third party soft dollar arrangements.  Occasionally, Vericimetry may receive research from broker-dealers in connection with its relationships with such broker-dealers, but this research is not provided because the Adviser has committed to allocating Fund brokerage to these parties.

The Fund had not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past fiscal year or hold any securities of broker-dealers.

MANAGEMENT OF THE FUND - TRUSTEES AND OFFICERS

Role and Organization of the Board of Trustees

The Board is responsible for establishing the Fund’s policies and broadly supervising its affairs.  The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust.  The Board monitors and periodically reviews the Fund’s performance, expenses, and the procedures governing the conduct of the Trust’s business, including the business of the Fund.  The Board also annually reviews and considers approval of the continuation of the investment advisory agreement with Vericimetry.

The Board is comprised of one interested Trustee and three Trustees who are not “interested persons,” as such term is defined in the 1940 Act (“Independent Trustees”).  Glenn S. Freed, an interested Trustee, is Chairman of the Board.  The existing Board structure provides the Independent Trustees with adequate influence over the governance of the Board and the Fund, and provides the Board with the direct insight of one interested Trustee, who, as both an officer of the Trust and the Adviser, participates in the day-to-day management of the Trust’s affairs, including risk management.

The Board meets in person at least four times each year and by telephone at other times.  At each quarterly in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management.  In addition, between regularly scheduled Board meetings, the Independent Trustees communicate with Mr. Freed regarding matters pertaining to the Fund and/or the Adviser.

Certain information concerning the governance structure and each Trustee is presented below, including the specific experience, skills and qualifications of each Trustee.

Interested Trustee

Name, Age and Address	Position Held	Term of Office* and Length of Service	Principal Occupation(s) During Past 5 Years	Funds of the Trust Overseen	Other Public Company or Registered Investment Company Trusteeships Held During Past 5 Years
Glenn S. Freed, Ph.D. 800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 Age: 49	Chairman, President, Treasurer & Trustee	Since Trust inception	Chief Executive Officer, Co-Chief Investment Officer, Vericimetry Advisors LLC, 2011- present; Vice President, Dimensional Fund Advisors LP, 2001 to 2010.	1	None

Independent Trustees

Name, Age and Address	Position Held	Term of Office* and Length of Service	Principal Occupation(s) During Past 5 Years	Funds of the Trust Overseen	Other Public Company or Registered Investment Company Trusteeships Held During Past 5 Years
David G. Chrencik 800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 Age: 63	Trustee	Since Trust inception	Vice President Finance, Chief Financial Officer, Secretary and Director, GeoGreen Biofuels Inc., 2010-present; Partner, PricewaterhouseCoopers LLP, 1972-2009.	1	Director, Bennett Group of Funds since 2011; Trustee, Del Rey Global Monarch Fund since 2011.
Kenneth A. Merchant, Ph.D. 800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 Age: 64	Trustee	Since Trust inception	Deloitte & Touche LLP Chair of Accountancy, 1997-present; Professor, Leventhal School of Accounting, Marshall School of Business, University of Southern California, 1990 - present.	1	Director, Entropic Communications Inc. since 2007; Director, Universal Guardian Holdings Inc., 2006-2008.
Jay R. Ritter, Ph.D. 800 Wilshire Blvd., Suite 300 Los Angeles, CA 90017 Age: 57	Trustee	Since Trust inception	Cordell Professor of Finance, University of Florida, Warrington College of Business Administration, 1996- present.	1	None

*      Each Trustee holds office for an indefinite term until his successor is elected and qualified.

The Board has established two standing committees:  an Audit Committee and a Nominating Committee.  Both Committees are comprised entirely of the Independent Trustees.

The Audit Committee oversees the accounting and financial reporting policies and practices, internal controls, and financial statements (and the independent audits thereof) relating to the Fund, and performs other oversight functions as requested by the Board.  The Audit Committee recommends the appointment of the Fund’s independent registered public accounting firm and acts as a liaison between the independent registered public accounting firm and the full Board.

The Nominating Committee is responsible for identifying and nominating candidates for election as Independent Trustees.  The Nominating Committee will evaluate a candidate’s qualification, experience, and skills for Board membership and the independence of such candidate from the Adviser and other principal service providers.

The full Board oversees and approves the contracts of the third party service providers that provide administrative, transfer agency, custodial and other services to the Trust.

Board Oversight Function

Risk oversight is a part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and Committee activities in which the Board meets with members of the Adviser to review functions and processes that affect the Trust.  The Trustees regularly receive reports from, among others, investment management and trading, compliance, Fund service providers and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund and the Adviser.

As required under SEC rules, the Independent Trustees meet in executive session with the Fund’s Chief Compliance Officer (“CCO”), who prepares and presents to the Board an annual written compliance report.  The Trust has adopted and implemented written policies and procedures reasonably designed to prevent violations of the federal securities laws, and such policies and procedures have been approved by the Board.  The Board also approves the policies and procedures reasonably designed to prevent violations of the federal securities laws that have been adopted by the Adviser, the distributor of the Fund’s shares, administrator and transfer agent.

The table below lists the compensation each Independent Trustee is expected to receive from the Fund during the fiscal year ending September 30, 2012.  Mr. Freed, the Interested Trustee, does not receive compensation from the Fund.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefit upon Retirement	Total Compensation from the Trust
David G. Chrencik, Trustee	$15,000	N/A	N/A	$15,000
Kenneth A. Merchant, Trustee	$15,000	N/A	N/A	$15,000
Jay R. Ritter, Trustee	$15,000	N/A	N/A	$15,000

Officers

Listed below are the name, age and principal occupation of each officer of the Trust. The address of each officer is 800 Wilshire Blvd., Suite 300, Los Angeles, CA 90017.

Name and Age	Position with the Trust	Term of Office* and Length of Service	Principal Occupation During Past 5 Years
Glenn S. Freed, Age: 49	President, Treasurer and Chairman of the Board of Trustees	Since 2011	Chief Executive Officer, Co-Chief Investment Officer, Vericimetry Advisors LLC (2011- present); Vice President, Dimensional Fund Advisors LP (2001-2010).
Carlos A. Elizondo, Age: 39	Chief Compliance Officer and Secretary	Since 2012
Chief Operating Officer, Chief Financial Officer and Chief Compliance Officer, Vericimetry Advisors LLC (2012-present);
Principal, Bailey, Elizondo & Brinkman LLC (2009-present);
Senior Vice President, GE Capital Corporation (2001-2009).

*	Each officer holds office for an indefinite term at the pleasure of the Board and until his or her successor is elected and qualified.

Ownership of Fund Shares

Because the Fund is newly formed, as of the date of this SAI, none of the Trustees or Officers owned shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICE PROVIDERS

Investment Adviser

Vericimetry Advisors LLC, a Delaware limited liability company, serves as the investment adviser to the Fund pursuant to an advisory agreement with the Trust (the “Advisory Agreement”) dated July 19, 2011.  The Advisory Agreement provides, in substance, that the Adviser will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets in a manner consistent with the Fund’s investment objectives, strategies, policies and restrictions.  The Adviser will supervise and arrange for the purchase and sale of securities on behalf of the Fund, select broker-dealers, negotiate commissions, provide clerical, administrative, executive and research services to the Fund and provide for the compilation and maintenance of records pertaining to the investment advisory function.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved, at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Pursuant to the Advisory Agreement, for the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

The Trust, on behalf of the Fund, has entered into a contractual Expense Limitation Agreement with Adviser.  The Expense Limitation Agreement provides that to the extent that the annual operating expenses and organizational costs incurred by the Fund through January 28, 2013, exceed 0.60% of the Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of the Adviser.  To determine the Advisers’ liability for the Fund’s expenses, the actual expenses of the Fund will be compared to the Operating Expense Limit.  If the Fund’s year-to-date operating expenses and organizational costs for any month exceeds the year to date Operating Expense Limit, the Adviser shall first waive or reduce its investment management or administrative fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expenses and organizational costs to the amount of the Operating Expense Limit.  In the event the excess amount exceeds the amount of the investment management fee for the month, the Adviser, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse the Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses and organizational costs for the fiscal year do not exceed the Operating Expense Limit.

As a newly formed entity, the Adviser has no prior experience managing a registered investment company.

Portfolio Managers and Portfolio Manager Compensation

Andrew L. Berkin and Patrick T. Bradford are the portfolio managers of the Fund.

Because the Fund is newly formed, neither of the portfolio managers beneficially owns any interests in the Fund as of the date of this SAI.

The portfolio managers’ compensation consists of guaranty payments, bonus and package of benefits that is generally available to all active members.  Guaranty payments and bonuses are based on the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The portfolio managers also hold ownership units in the Adviser.  Because the Adviser is a “limited liability company,” each portfolio manager’s compensation is determined, in part, by  distributions relative to their individual ownership interests in the net income of the Adviser, including certain distributions made by the Adviser to its members to sufficiently satisfy tax payments due on the Adviser’s income that is taxed at the member level.  Compensation is not directly linked to the performance of the Fund.  The portfolio managers do not currently manage any other registered mutual funds or advisory accounts.

Fund Accountant, Administrator and Transfer Agent

UMB Fund Services Inc., 803 W. Michigan Street, Milwaukee, WI 53233, serves as the accountant, administrator and transfer agent for the Trust.  The services provided by UMBFS are subject to supervision by the Adviser and the Board, and include, but are not limited to: calculating the daily NAV for the Fund, maintaining all general ledger accounts, preparing financial statements for the annual and semi-annual reports, and generally assisting the Trust’s administrative operations.

For accounting and administration services provided by UMBFS, the Trust pays UMBFS annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets of the Fund.  Because the Fund is newly formed and has yet to commence operations, the Fund has not paid any fees to UMBFS as of the date of this SAI.

Custodian

UMB Bank, N.A. (the “Custodian”), 928 Grand Boulevard, Kansas City, MO 64106, serves as the custodian for the Trust.  Under the custody agreement with the Trust, the Custodian holds the Fund’s securities and maintains all necessary accounts and records as required by applicable law.

Distributor

The Fund’s shares are distributed by UMB Distribution Services LLC (the “Distributor”).  The Distributor is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.  The principal business address of UMB Distribution Services LLC is 803 W. Michigan Street, Milwaukee, WI 53233.

The Distributor acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Fund’s Distribution Agreement, the Distributor uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund to the Distributor.

Legal Counsel

Seward & Kissel LLP serves as legal counsel to the Trust.  Its address is 1200 G Street, N.W., Suite 350, Washington, D.C. 20005.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services Ltd. is the independent registered public accounting firm to the Fund and audits the annual financial statements of the Fund.  Its address is 800 Westpoint Pkwy, Ste 1100, Westlake, OH 44145.

DESCRIPTION OF SHARES

The Trust was established as a Delaware statutory trust and is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series.  Each share of a series represents an equal proportionate interest in that series with each other share.  All shares of the Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote.  The Trust is not required, and does not intend, to hold annual meetings of shareholders.  The Trust will call such special meetings of shareholders as may be required under the 1940 Act or by the Agreement and Declaration of Trust. A meeting of shareholders shall, however, be called upon the written request of the holders of not less than 10% of the outstanding shares of the Fund.  The Trust will provide assistance and information to shareholders requesting such a meeting.  Shares of the Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights.  Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.

Under the Agreement and Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval.  While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

PRINCIPAL HOLDERS OF SHARES

As of the date of this SAI, Vericimetry Advisors LLC beneficially owned 100% of the outstanding stock of the Fund.

PURCHASING AND REDEEMING SHARES

The following information supplements the information set forth in the Prospectus under the caption “Purchasing and Redeeming Shares.”

The purchase and redemption price of the Fund’s shares is equal to the Fund’s NAV per share.  The Fund determines its NAV by subtracting the Fund’s total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.  The NAV of the Fund is normally calculated as of the close of trading on the Exchange every day the Exchange is open for trading.  Orders for redemptions and purchases of shares of the Fund will not be processed if the Exchange is closed.  The Exchange is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund will accept purchase and redemption orders on each day that the Exchange is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Federal Reserve System is closed on the same days as the Exchange, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund.  Securities accepted in exchange for shares of the Fund will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Fund.

Redeeming Shares

The Fund may suspend or postpone redemptions during any period when: (i) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (ii) the Exchange is closed other than for customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (iv) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, the Fund may also suspend or postpone the recording of the transfer of its shares.

Shareholders may transfer shares of the Fund to another person by making a written request to the Adviser who will transmit the request to the Transfer Agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners.

The signature on the letter of request must be guaranteed in the same manner as described in the Prospectus under “Purchasing and Redeeming Shares.”  As with redemptions, the written request must be received in good order before any transfer can be made.

Shares of the Fund may be purchased, exchanged or redeemed through certain financial intermediaries, some of which may charge a transaction fee.  The Fund may, from time to time, authorize certain financial intermediaries, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase and redemption orders on its behalf.  An order properly received by an authorized agent will be deemed to have been accepted by the Fund.  If you buy or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent.  The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

Redemptions In-Kind

The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in-kind.  An in-kind distribution of portfolio securities could include illiquid securities. Illiquid securities may not be able to be sold quickly or at a price that reflects full value, which could cause an investor to realize losses on the security if the security is sold at a price lower than that at which it had been valued. Investors may incur brokerage charges and other transaction costs in connection with the selling of the securities received as a payment in-kind.  As with any redemption, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in-kind.  In addition, a shareholder will bear any market risks associated with the security until the security can be sold.

The Fund has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period as provided for under Rule 18f-1 under the 1940 Act.

TAXATION

This section of the SAI provides additional information concerning U.S. federal income tax issues concerning the Fund and the purchase, ownership and sale of Fund shares.  It is based on the Internal Revenue, the regulations promulgated thereunder, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.  Except as may be specifically set forth below, the following discussion does not address any state, local or foreign tax matters. It is not tax advice and investors should consult their own tax adviser with regard to the tax consequences regarding their own particular circumstances before making an investment in the Fund.

Qualification as a regulated investment company (“RIC”)

In order to qualify as a RIC under the Code, the Fund must meet the requirements outlined below:

(1.) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and

(2.) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers the Fund controls and which are engaged in the same,  similar or related trades or businesses, or in the securities of one or more qualified  publicly traded partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed.

If the Fund fails to satisfy the income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.  If the applicable relief provisions are not available or cannot be met, the Fund will be taxed in the same manner as an ordinary corporation.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are generally taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.

To avoid the federal excise tax, the Fund must distribute during each calendar year an amount equal to the sum of:

1. At least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;

2. At least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on September 30 of the calendar year, and;

3. All ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

Capital Loss Carry-Forwards.  For net capital losses realized in taxable years beginning on or after January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely.  For capital losses realized in taxable years beginning after January 1, 2011, the excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders.  Accordingly, the Fund does not expect to distribute any such offsetting capital gain.  The Fund cannot carry back or carry forward any net operating losses.

Deferral of late year losses.  The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year.  A "qualified late year loss" includes:

●	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after September 30 of the current taxable year (“post-September losses”), and

●
the excess, if any, of (i) the sum of (a) specified losses incurred after September 30 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (ii) the sum of (a) specified gains incurred after September 30 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect.  The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Taxation of Distributions

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares.  Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction.

A portion of the dividends paid to you by the Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (0% for individuals in the 10% and 15% federal rate brackets).  In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment.  Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.  The lower rates on qualified dividends are scheduled to expire after December 31, 2012 in absence of further action by Congress.  Dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares.  Distributions of net capital gains from assets held by the Fund for one year or less will be taxed as ordinary income.

Distributions may be subject to state, local and foreign taxes, depending on a shareholder’s particular situation.

Buying Shares Before a Distribution

If you buy shares shortly before or on the “record date” for distribution by the Fund—the date that establishes you as the person to receive the upcoming distribution—you will receive, in the form of a taxable distribution, a portion of the money you just invested.  Therefore, you may wish to find out the Fund’s record date before investing.  Of course, the Fund’s share price may, at any time, reflect undistributed capital gains or income.  Unless the Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

Backup Withholding

The Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (i) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (ii) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, you fail to certify that you are not subject to backup withholding.  The rate of backup withholding is currently 28%.  Any amounts withheld may be credited against your federal income tax liability.

Taxes on Fund Share Sales and Redemptions

Upon a redemption or sale of shares of the Fund, you will realize a taxable gain or loss depending upon your basis in your shares.  A gain or loss will generally be treated as capital gain or loss, and the rate of tax will depend upon your holding period for your shares. Any loss realized on a redemption or sale will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of—i.e. the “wash sale” rule. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss.

If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as a long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

Cost basis reporting.  Under the Energy Improvement and Extension Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Taxation of Fund Transactions

In general, gains or losses recognized by the Fund on the sale or other disposition of securities held by the Fund will be treated as capital gain or loss.  Such capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Market Discount.  If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”  The Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.

Original Issue Discount.  Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes.

Constructive Sales.  These rules may affect timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Options, Futures, Forward Contracts and Swap Agreements.  Certain options, futures contracts, and forward contracts in which the Fund may invest may be “Section 1256 contracts.”  Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss.  Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may be treated as “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear.  The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles.  If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear.  The Fund intends to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment.  If it does not, the status of the Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the Internal Revenue Service.  The requirements applicable to the Fund’s qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.  Under current tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed as the rate of tax applicable to ordinary income.

Passive Foreign Investment Companies.  The Fund may invest in stocks of foreign corporations that are classified under the Code as PFICs.  In general, a foreign corporation is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock.  The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC.  All excess distributions are taxable as ordinary income.

The Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized.  If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges.  The Fund’s intention to qualify annually as a RIC may limit the Fund’s elections with respect to PFIC stock.

Although not required to do so, it is likely that the Fund will choose to make the mark to market election with respect to PFIC stock acquired and held.  If this election is made, the Fund may be required to make ordinary dividend distributions to their shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Foreign Shareholders.  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.  Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Under recently enacted legislation, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  The withholding requirements under this legislation will be phased in beginning on January 1, 2014.  Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.

Other Taxes.  The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in the Fund.  Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.  Depending upon the nature and extent of the Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction.  Shareholders are encouraged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CODE OF ETHICS

Each of the Fund, Vericimetry, and the Distributor has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act.  The Code of Ethics obligates personnel subject to the Code of Ethics to act in the interests of the Fund and its shareholders with respect to any personal securities trading, and includes a standard of conduct requiring subject personnel to comply with applicable federal securities laws.  The Code of Ethics restricts subject personnel from participating in certain personal investment transactions in which such personnel have a beneficial interest, for purposes of avoiding any actual or potential conflict or abuse of their fiduciary position.  The Code of Ethics also contains, among other restrictions, procedures requiring pre-clearance and reporting of certain personal securities transactions and holdings, as well as restrictions and limitations on the type and timing of certain personal trades.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the authority to vote proxies to the Adviser.  The Adviser, in connection with its investment management duties, has the responsibility to vote proxies for the portfolio securities held by the Fund in accordance with the adopted Proxy Voting Policies, Procedures and Guidelines (the “Guidelines”).  The Guidelines are designed to ensure that proxies are voted in the best interests of Fund shareholders and with the goal of maximizing the value of Fund investments.

The Adviser has adopted the Guidelines, which it uses in voting specific proposals.  However, the vote entered with respect to a particular proposal may differ from the Guidelines if it is determined to be in the best interest of the Fund.  The Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Adviser anticipate all future situations.  The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

As a general matter, securities on loan will not be recalled to facilitate proxy voting.  However, if the Adviser is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon could potentially materially affect the value of the securities and outweigh the loss in lending revenue that would result from recalling the security, the security will be recalled for voting.  In cases where the Adviser does not receive a solicitation or enough information within a reasonable time prior to the voting deadline, the Adviser may be unable to vote.

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies and, as such, has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.  Pursuant to such procedures, the Adviser may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines or abstaining.  If the Adviser has knowledge of a conflict and recommends a vote contrary to the voting guidelines or, in the case where the voting guidelines do not prescribe a particular vote, the Co-Chief Investment Officer will bring the vote to the CCO and the Co-Chief Investment Officer, CCO, Portfolio Manager and outside counsel, as appropriate, will (i) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value, or (ii) determine to abstain from voting, unless abstaining would not be in the best interest of the Fund.  To the extent the Adviser makes a determination regarding how to vote or to abstain for a proxy on behalf of the Fund in the circumstances described in this paragraph, the Adviser will report such determinations to the Board on an annual basis.

The Co-Chief Investment Officer of the Adviser is generally responsible for overseeing the Adviser’s proxy voting process.  The Co-Chief Investment Officer (i) oversees the internal proxy voting process, and (ii) makes determinations (or, in conjunction with compliance and portfolio management, makes determinations) as to how to vote (or refrain from voting) certain specific proxies. The CCO (i) verifies ongoing compliance with the voting policies and (ii) reviews the voting policies from time to time and recommends changes to the Board.

The Proxy Voting Policy, Procedures and Guidelines are provided in an Appendix to this SAI.

The Trust is required to file Form N-PX with the Fund’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year.  Form N-PX for the Fund is available upon written request by contacting the Adviser or on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and Board have adopted a policy regarding disclosure of the Fund’s portfolio holdings.

Required Disclosure of Holdings

The Fund provides a complete list of its holdings four times in each fiscal year, as of the end of each quarter.  The lists appear in the Fund’s Annual and Semi-annual Reports to shareholders.  The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s forms on the SEC’s website at www.sec.gov.  A list of the Fund’s quarter-end holdings is also available at www.vericimetryfunds.com and upon request on or about 30 days following each quarter and remains available on the website until the list is updated in the subsequent quarter.

Disclosure of Holdings to Recipients

Additionally, the Fund  discloses portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required,  by explicit agreement under its duty to the Fund as an agent or service provider, to maintain the confidentiality of the information.   In this connection, the Fund  discloses on an ongoing basis nonpublic portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser, the Custodian, (UMB Bank N.A.), the Fund Accountant and Administrator (UMB Fund Services Inc.), and the independent registered public accounting firm (Cohen Fund Audit Services Ltd.).  These entities have a duty not to trade on the holdings information shared with them.

The Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities.  In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Co-Chief Investment Officers or Chief Compliance Officer upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated by way of a written non-disclosure agreement to maintain the confidentiality of the information and not misuse it.  In all instances an entity receiving non-public portfolio holdings information has a duty not to trade on that confidential information.

The Chief Compliance Officers periodically monitors overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy.  Reports are made to the Fund's Board of Trustees on an annual basis and when material issues concerning disclosure of portfolio holdings information arise.

No person is authorized to disclose holdings information or other investment positions (whether online at www.vericimetryfunds.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy.  No compensation will be received by the Fund or Adviser in connection with the disclosure of the Fund’s holdings.

The Disclosure Policy is intended to facilitate the provision of information concerning the Fund to existing and prospective shareholders, while safeguarding against the improper use of holdings information.  However, there can be no guarantee that the Fund’s policies on the use and dissemination of information regarding the Fund’s holdings will protect the Fund from potential misuse of such information.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of
Vericimetry Funds

We have audited the accompanying statement of assets and liabilities of Vericimetry Funds, comprising the Vericimetry U.S. Small Cap Value Fund (the "Fund"), as of September 22, 2011, and the related statement of operations for the one day then ended.  These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash as of September 22, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vericimetry U.S. Small Cap Value Fund as of September 22, 2011, and the results of its operations for the one day then ended in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 23, 2011

 VERICIMETRY FUNDS
VERICIMETRY U.S. SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF SEPTEMBER 22, 2011

Assets
	Cash	$100,000
	Deferred offering costs	105,570
	Receivable from Adviser for reimbursement of organizational costs	114,068

Total Assets		319,638

Liabilities
	Accrued offering costs	77,554
	Accrued organizational costs	112,790
	Payable to Adviser	29,294

Total Liabilities		219,638

Net Assets applicable to 10,000 shares outstanding		$100,000

Net Asset Value, offering, and redemption price per shares outstanding		$10.00

See accompanying notes which are an integral part of these financial statements

VERICIMETRY FUNDS
VERICIMETRY U.S. SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS ONE DAY ENDED SEPTEMBER 22, 2011

Expenses
	Organizational expenses (Note 2)	$ 114,068

	Total Expenses before Reimbursements	114,068
	Less: Reimbursement by Adviser (Note 2)	(114,068)

	Net Expenses	-

Net increase resulting from operations		$ -

See accompanying notes which are an integral part of these financial statements

VERICIMETRY FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1. Organization

Vericimetry Funds (the "Trust") was organized as a Delaware statutory trust on July 2, 2011 and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  The Trust currently offers shares of one portfolio, Vericimetry U.S. Small Cap Value Fund (the "Fund").  The offering of the Fund's shares (the "Shares") is registered under the Securities Act of 1933, as amended (the "Securities Act").  The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of beneficial interest under the Securities Act and the sale of 10,000 Shares ("Initial Shares") for $100,000 to Vericimetry Advisors LLC (the "Adviser"), on September 22, 2011. The proceeds of such Initial Shares in the Fund were held in cash. There are an unlimited number of authorized Shares.  The investment objective of the Fund is to provide investors long-term capital appreciation.

2. Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.  In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications.  The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Investment Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. Securities traded on the Nasdaq National Market or the Nasdaq SmallCap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the current bid and ask prices from the exchange the security is primarily traded on. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Federal Income Taxes – The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Expenses – The Fund's organizational costs of $114,068, which have been incurred through September 22, 2011, and any additional costs incurred prior to the commencement of operations of the Fund, will be reimbursed by the Adviser and are subject to reimbursement in accordance with the Fund's Expense Limitation Agreement.  These amounts are presented in the Statement of Assets and Liabilities as a receivable from adviser.  The Fund’s offering costs of $105,570, which have been recorded as a deferred asset, consists of legal fees for preparing the prospectus and statement of additional information.  These offering costs, which are subject to the Expense Limitation Agreement, are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

3. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will provide general investment advisory and administrative services for the Fund.  For providing these services, the Adviser will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.50% of the Fund's average daily net assets. However, the Adviser has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund's business, do not exceed 0.60% of the Fund's average net assets per year, through January 28, 2013.

Under the terms of the Expense Limitation Agreement, at any time that the expenses of the Fund, which includes the previously waived organizational and offering costs, are less than the expense limitation, the Adviser retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed, to the extent that such reimbursement will not cause the Fund's annualized expenses to exceed 0.60% of its average net assets on an annualized basis.  The Fund is not obligated to reimburse the Adviser for fees previously waived or expenses previously assumed by the Adviser more than three years before the date of such reimbursement.

Certain officers and Trustees of the Trust are also officers of the Adviser.

4. Subsequent Event

On November 22, 2011, the Adviser reimbursed $114,068 to the Fund for payment of the receivable from Adviser for reimbursement of organizational costs that was outstanding as of the balance sheet date.

A shareholder may obtain a copy of the annual reports, once those are available, upon request and without charge, by writing to Vericimetry Funds, 800 Wilshire Blvd., Suite 300, Los Angeles, CA 90017, by visiting the Fund’s website at www.vericimetryfunds.com or by telephone at 1-855-755-7550.

PERFORMANCE DATA

Fund performance figures are based on historical results and are not intended to indicate future performance.  The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.  As appropriate, performance information for the Fund may be compared in reports and promotional literature to (i) various unmanaged indices so that investors may compare the Fund’s results with those of indices widely regarded by investors as representative of the asset class and security markets in general, and (ii) the performance of other mutual funds.  Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.  Any performance information, whether related to the Fund or to the Adviser, should be considered in light of the Fund’s investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

APPENDIX

Proxy Voting Policies, Procedures and Guidelines

Please Note: The examples below are provided to give a general background as to how Vericimetry will vote on certain proxy issues. These examples do not address all voting issues or the specific circumstances surrounding individual proxy votes. Actual proxy votes may differ from the guidelines presented here.

PROXY VOTING POLICY AND PROCEDURES

VERICIMETRY ADVISORS LLC
VERICIMETRY FUNDS

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When Vericimetry has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.            PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Co-Chief Investment Officer.  The Co-Chief Investment Officer will:

•	Keep a record of each proxy received;

•	Forward the proxy to the Portfolio Manager or his designee;

•	The Portfolio Manager will determine which fund(s) or account(s) managed by the Adviser hold the security to which the proxy relates;

•
The Portfolio Manager or his designee will identify a list of funds or accounts that hold the security, together with the number of votes each fund or account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place; and

•
Absent material conflicts (see Section IV below), the Portfolio Manager or his designee will determine how the Adviser should vote the proxy.  The Portfolio Manager or his designee will send its decision on how the Adviser will vote a proxy to the Co-Chief Investment Officer.  The Co-Chief Investment Officer or his designee is responsible for completing the proxy and submitting the vote in a timely and appropriate manner.

III.           GENERAL VOTING GUIDELINES

Vericimetry will follow these general voting guidelines.  Investment professionals of the Adviser each have the duty to vote proxies in a way that, in their best judgment, is in the best interest of the Adviser's clients.  Generally, Vericimetry believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.  However, it is anticipated that circumstances may arise where votes are inconsistent with these general guidelines.

A.           Elections of Directors

Unless there is a proxy fight for seats on the Board of Directors, the Adviser will generally vote in favor of the management proposed slate of directors.  The Adviser may withhold votes if the board fails to act in the best interests of shareholders, including, but not limited to, their failure to:

•	Implement proposals to declassify boards

•	Implement a majority vote requirement

•	Submit a rights plan to a shareholder vote

•	Act on tender offers where a majority of shareholders have tendered their shares

The Adviser may withhold votes for directors of non-U.S. issuers if insufficient information about the nominees is disclosed in the proxy statement

B.             Appointment of Auditors

The Adviser generally believes that the company remains in the best position to choose its auditors and will generally support management's recommendation for the appointment of auditors.

The Adviser will generally oppose the appointment of auditors when:

•	The fees for non-audit related services are disproportionate to the total audit fees

•	Other reasons to question the independence of the auditors exist

C.             Changes in Capital Structure

Absent a compelling reason to the contrary, the Adviser will generally cast votes in accordance with the company's management.  However, Vericimetry will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

The Adviser will generally favor increases in authorized common stock when it is necessary to:

•	Implement a stock split

•	Aid in restructuring or acquisition

•	Provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan

The Adviser will generally oppose increases in authorized common stock when:

•	There is evidence that the shares will be used to implement a poison pill or another form of anti-takeover defense

•	The issuance of new shares could excessively dilute the value of the outstanding shares upon issuance

D.            Corporate Restructurings, Mergers and Acquisitions

The Adviser will analyze such proposals on a case-by-case basis, taking into account, among other things, the views of investment professionals managing the portfolios in which the stock is held.

E.             Proposals Affecting Shareholder Rights

The Adviser believes that certain fundamental rights of shareholders must be protected.  Vericimetry will weigh the financial impact of proposed measures against the impairment of shareholder rights.

The Adviser will generally favor proposals that give shareholders a greater voice in the affairs of the company, and generally oppose proposals that have the effect of restricting shareholders' voice in the affairs of the company.

F.             Corporate Governance

The Adviser believes that good corporate governance is important in ensuring that management and the Board of Directors fulfill their obligations to the company's shareholders.

Vericimetry will generally favor proposals that promote transparency and accountability within a company, such as those promoting:

•	Equal access to proxies

•	A majority of independent directors on key committees

The Adviser will generally oppose:

•	Companies having two classes of shares

•	The existence of a majority of interlocking directors

G.            Anti-Takeover Measures

In general, proposed measures (whether advanced by management or shareholder groups) that impede takeovers or have the effect of entrenching management may be detrimental to the rights of shareholders and may negatively impact the value of the company.

The Adviser will generally favor proposals that have the purpose or effect of restricting or eliminating existing anti-takeover measures that have previously been adopted, such as:

•	Shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.

The Adviser will generally oppose proposals that have the purpose or effect of entrenching management or diluting shareholder ownership, such as:

•	"Blank check" preferred stock

•	Classified boards

•	Supermajority vote requirements

H.            Executive Compensation

The Adviser generally believes that company management and the compensation committee of the Board of Directors should, within reason, be given latitude in determining the types and mix of compensation and benefit awards offered.

The Adviser will review proposals relating to executive compensation plans on a case-by-case basis to ensure:

•	The long-term interests of management and shareholders are properly aligned

•	The option exercise price is not below market price on the date of grant

•	An acceptable number of employees are eligible to participate in such compensation programs

The Adviser will generally favor proposals that have the purpose or effect of fairly benefiting both management and shareholders, such as proposals to:

•	“Double trigger” option vesting provisions

•	Seek treating employee stock options as an expense

The Adviser will generally oppose proposals that have the purpose or effect of unduly benefiting management, such as:

•	Plans that permit re-pricing of underwater employee stock options

•	“Single trigger” option vesting provisions

I.              Social and Corporate Responsibility

The Adviser will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine their financial impact on shareholder value.  The Adviser will generally oppose such social, political and environmental proposals that have a negative financial impact on shareholder value, such as measures that are unduly burdensome or result in unnecessary and excessive costs to the company.

J.              Abstentions; Determination Not to Vote; Closed Positions

The Adviser will abstain from voting or affirmatively decide not to vote if the Adviser determines that abstention or not voting is in the best interests of its clients.  In making this determination, the Adviser will consider various factors, including, but not limited to, (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  The Adviser may determine not to vote proxies relating to securities in which it has no position as of the receipt of the proxy (for example, when the Adviser has sold, or has otherwise closed, a position after the proxy record date but before the proxy receipt date).

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser's opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

IV.           CONFLICTS OF INTEREST

1. The Co-Chief Investment Officer, with input from the Chief Compliance Officer, Portfolio Manager and outside counsel as appropriate, will identify any conflicts that exist between the interests of the Adviser and its clients.  This examination will include a review of the relationship of the Adviser with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser.

2. If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of clients.

The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves.  In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves.  Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III,  “General Voting Guidelines” above.

V.           DISCLOSURE

1.  The Adviser will disclose in its Form ADV Part 2 that clients may contact the Chief Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted proxies, and to request a copy of these policies and procedures.  If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how the Adviser voted the proxy.

Additionally information regarding how Vericimetry votes proxies relating to the Vericimetry Fund’s portfolio securities will be made available on the Vericimetry website.

2. A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.  The Chief Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.           RECORDKEEPING

The Chief Investment Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

•	Copies of this proxy voting policy and procedures, and any amendments thereto.

•
A copy of each proxy statement that the Adviser receives provided however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.1

_______________________
1	The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).

•	A record of each vote that the Adviser casts.2

•	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

•
A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

2	The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).